SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) March 27, 2001



RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as company under a Pooling and Servicing Agreement dated as of March 1, 2001 providing for, inter alia, the issuance of Home Equity Loan Pass-Through Certificates, Series 2001-HS1)


                Residential Funding Mortgage Securities II, Inc.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE               333-36244                41-1808858
            --------               ---------                ----------
(STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION)                   FILE NUMBER)         IDENTIFICATION NO.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      Registrant's telephone number, including area code, is (952) 832-7000

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                         Exhibit Index located on Page 2


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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)     Not applicable

(b)     Not applicable

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                       Sequentially
                                                           Numbered
Exhibit                                                     Exhibit
Number                                                         Page

10.1 Pooling and Servicing Agreement, dated as of March 1, 2001 among Residential Funding Mortgage Securities II, Inc., as company, Residential Funding Corporation, as master servicer, and The Chase Manhattan Bank, as trustee.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.



                             By:      /s/ Lisa R. Lundsten
                             Name:    Lisa R. Lundsten
                             Title:   Vice President

Dated: March 27, 2001

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